UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015 (March 31, 2015)

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CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)
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New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 31, 2015, the employment of Brian W. Kocher, the Company’s President and Chief Executive Officer, terminated pursuant to a resignation for good reason under his change in control severance agreement.  In connection with the termination, Mr. Kocher entered into a severance agreement that: (1) confirmed the benefits paid or to be paid by the Company, after execution of a general release, pursuant to his change in control severance agreement; and (2) acknowledged and reaffirmed his existing confidentiality, non-competition and non-solicitation covenants.
Joseph B. Johnson, the Company’s Vice President and Chief Accounting Officer, will resign his employment with the Company effective April 17, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2015

CHIQUITA BRANDS INTERNATIONAL, INC.
By:	/s/ Darcilo Santos
Darcilo Santos
Chief Financial Officer